UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2006

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-9273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Boone Avenue North
Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)           On October 16, 2006, the Board of Directors of MOCON, Inc., upon recommendation of the Nominating Committee, expanded the size of MOCON’s Board of Directors to nine members and elected Donald N. DeMorett as a director to fill the vacancy created by the increase in the size of the Board.  Mr. DeMorett was also appointed by MOCON’s Board of Directors, upon recommendation of the Nominating Committee, to serve as a member of MOCON’s Audit Committee. There is no arrangement or understanding between Mr. DeMorett and any other persons pursuant to which Mr. DeMorett was selected as a director of MOCON.  Mr. DeMorett does not have any direct or indirect material interest in any existing or currently proposed transaction to which MOCON is or may become a party.

Mr. DeMorett is currently a business management consultant specializing in strategic planning and organizational development for primarily manufacturing companies.  From 2001 until 2005, Mr. DeMorett served as the President of Robert Bosch Packaging Technology, Inc., a wholly owned subsidiary of the Robert Bosch Corporation that specializes in packaging solutions for the pharmaceutical, food and confectionery industries and which is part of the global Packaging Technology Division of Robert Bosch GmbH.  From 1995 until 2001, Mr. DeMorett was the President of Bosch Packaging Technology, N.A. – Pharmaceutical Operations.  Mr. DeMorett also previously served as President of TL Systems Corporation, a privately held company dedicated to manufacturing and marketing pharmaceutical packaging machinery, which was acquired by Bosch in May 1995.  Mr. DeMorett has a Bachelor of Science degree from St. Cloud State University, an MBA from St. Thomas University, and graduated from the Minnesota Executive Program at the Carlson School of Business at the University of Minnesota.

MOCON issued a press release announcing the election of Mr. DeMorett.  A copy of this press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description
99.1	Press Release issued October 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: October 17, 2006	By:	/s/ Robert L. Demorest
Robert L. Demorest
Chairman, President and Chief Executive Officer

MOCON, INC.
CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release issued October 17, 2006	Filed herewith